UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 4, 2000

                         CAPITAL AUTO RECEIVABLES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-06039           38-3082892
-------------------------------    -----------      ------------------
(State or other jurisdiction of     Commission       (I.R.S. Employer
 incorporation or organization)      File Number      Identification
                                                      No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                     19801
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code   302-658-7581
                                                      -----------


Items 1-6.      Not Applicable.

Item 7.         Financial Statements and Exhibits.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits

4.1 Indenture between Capital Auto Receivables Asset Trust 2000-1 (the "Trust") and Bank One, National Association, as Indenture Trustee, dated as of April 19, 2000

4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of April 19, 2000

99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2000-1, as the Issuer, dated as of April 19, 2000

99.2 Supplemental Statement of Eligibility on Form T-1 of Bank One, National Association, as Indenture Trustee under the Indenture

99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of April 19, 2000

99.4 Schedule to the Master Agreement between Capital Auto Receivables Asset Trust 2000-1 and Morgan Stanley Capital Services Inc., dated as of April 19, 2000.


99.5 Letter Agreement to confirm the terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2000-1, dated as of April 19, 2000.

99.6 Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2000-1, General Motors Acceptance Corporation and Morgan Stanley Capital Services Inc., dated as of April 19, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CAPITAL AUTO RECEIVABLES, INC.
                                     ----------------------------------------
                                               (Registrant)

                                     /s/  WILLIAM F. MUIR
                                     ----------------------------------------
Dated:          May 4, 2000          William F. Muir, Chairman of the Board
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                                     /s/  JOHN D. FINNEGAN
                                     ----------------------------------------
Dated:          May 4, 2000          John D. Finnegan, President and Director
                -----------

                                  EXHIBIT INDEX

Exhibit             Description
-------             -----------


4.1               Indenture between Capital Auto Receivables
                  Asset Trust 2000-1 (the "Trust") and
                  Bank One, National Association, as Indenture
                  Trustee, dated as of April 19, 2000

4.2               Trust Agreement between Capital Auto
                  Receivables, Inc. (the "Seller") and Bankers
                  Trust (Delaware), as Owner Trustee, dated as of April 19, 2000

99.1              Trust Sale and Servicing Agreement among
                  General Motors Acceptance Corporation, as
                  Servicer, Capital Auto Receivables, Inc. as the
                  Seller and Capital Auto Receivables Asset Trust
                  2000-1 as the Issuer, dated as of April 19, 2000

99.2              Supplemental Statement of Eligibility on
                  Form T-1 of Bank One, National Association as Indenture Trustee under the Indenture

99.3              Pooling and Servicing Agreement between Capital
                  Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of April 19, 2000

99.4              Schedule to the Master Agreement between Capital
                  Auto Receivables Asset Trust 2000-1 and Morgan Stanley Capital Services Inc., dated April 19, 2000.

99.5 Letter Agreement to confirm the terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2000-1, dated April 19, 2000.

99.6 Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2000-1 and General Motors Acceptance Corporation and Morgan Stanley Capital Services Inc., dated April 19, 2000.